Exhibit 10.25

ASSUMPTION AND CHANGE OF ADDRESS UNDER

RELATIVE RIGHTS AGREEMENT

ASSUMPTION AND CHANGE OF ADDRESS UNDER RELATIVE RIGHTS AGREEMENT, dated as of August 24, 2021 (this “Assignment”), among BANK OF AMERICA, N.A., as successor administrative agent under the Term Loan Credit Agreement referred to below (in such capacity, the “Successor Term Loan Agent”) and accepted by, BARCLAYS BANK PLC, in its capacity as resigning administrative agent under the Term Loan Credit Agreement (in such capacity, the “Resigning Term Loan Agent”).

W I T N E S S E T H:

WHEREAS, Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “ABL Administrative Agent”) under that certain amended and restated ABL credit agreement, dated as of July 8, 2021, among the Company, AHS East Texas Health System, LLC, Parent, certain subsidiaries of the Company as borrowers or guarantors, the lenders party thereto, the ABL Administrative Agent and the ABL Collateral Agent (as defined below) (the “ABL Credit Agreement”), Bank of America, N.A., in its capacity as collateral agent (in such capacity, the “ABL Collateral Agent”) under the ABL Credit Agreement, the Resigning Term Loan Agent, U.S. Bank National Association, as trustee under the Indenture (in such capacity, the “Indenture Trustee”) and VTR Hillcrest MC Tulsa, LLC, VTR Hillcrest HS Tulsa, LLC, VTR Bailey MC, LLC, VTR Heart Hospital, LLC, VTR Lovelace WH, LLC, VTR Lovelace Westside, LLC, VTR Lovelace Roswell, LLC, VTR Lovelace MC & Rehab, LLC, VTR Hillcrest Claremore, LLC and VTR Baptist SA, LLC, each a Delaware limited liability company (collectively, the “Landlord”) have entered into the Relative Rights Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Relative Rights Agreement”);

WHEREAS, the Resigning Term Loan Agent is party to that certain Amendment and Restatement Agreement, dated as of August 24, 2021 (the “Amendment and Restatement Agreement”), among AHP HEALTH PARTNERS, INC., a Delaware corporation (the “Company”), ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (“Parent”), the Guarantors, the Lenders party thereto, the Resigning Term Loan Agent, the Successor Term Loan Agent and the other parties party thereto, which amends and restates that certain Term Loan Credit Agreement, dated as of June 28, 2018, among the Company, Parent, the Guarantors, the Lenders from time to time party thereto, the Resigning Term Loan Agent and the other parties party thereto (as amended and restated by the Amendment and Restatement Agreement and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”). Capitalized terms used in this Assignment but not otherwise defined herein shall have the same meanings assigned thereto in the Relative Rights Agreement or the Term Loan Credit Agreement, as applicable;

WHEREAS, pursuant to that certain Agency Resignation, Appointment and Assumption Agreement, dated as of the date hereof, among the Resigning Term Loan Agent, the Successor Term Loan Agent, the Company, Parent and the Guarantors, Bank of America, N.A. succeeded Barclays Bank PLC as Administrative Agent under the Term Loan Credit Agreement and the other Term Loan Documents;

WHEREAS, in accordance with Section 9.11(a) of the Relative Rights Agreement, the Successor Term Loan Agent provides notice and agrees as follows:

(a) The Successor Term Loan Agent agrees that it has acquired all rights of the Resigning Term Loan Agent under the Relative Rights Agreement, the Term Loan Documents, the Term Loan Lender Obligations and Liens thereunder (or interests therein) subject to the terms and conditions of the Relative Rights Agreement and that the Successor Term Loan Agent shall be fully bound by the Relative Rights Agreement to the same extent as was the case with respect to the Resigning Term Loan Agent. The Successor Term Loan Agent assumes the role of the “Term Loan Agent” as defined in, and for all purposes of, the Relative Rights Agreement from and after the date hereof.

(b) The notice address of the Term Loan Agent in Section 9.10(c) of the Relative Rights Agreement shall be replaced with the following:

(a) If to the Term Loan Agent:

Bank of America, N.A.

222 Broadway, 14th Floor

MC: NY3-222-14-03

New York, New York 10038

Attn: Steven Gazzillo

Phone: [***]

E-mail: [***]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BANK OF AMERICA, N.A., as Successor Term Loan Agent

By:	/s/ Matt Curtin
Name: Matt Curtin
Title: Managing Director

[Signature Page to Relative Rights Agreement Assignment]

AGREED AND ACCEPTED:

BARCLAYS BANK PLC, as Resigning Term Loan Agent

By:	/s/ Arvind Admal
Name: Arvind Admal
Title: Vice President

[Signature Page to Relative Rights Agreement Assignment]